UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

PROVENTION BIO, INC.

Commission File Number: 001-38552

Delaware	81-5245912
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

55 Broad Street, 2nd Floor
Red Bank, New Jersey	07701
(Address of principal executive offices)	(Zip Code)

(908) 336-0360

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRVB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 8, 2021, Provention Bio, Inc. (the “Company”) issued a press release regarding the matters set forth in Item 8.01 to this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

Item 8.01	Other Events.

On April 8, 2021, the Company issued a press release disclosing that: (i) the Company received a letter from the U.S. Food and Drug Administration (“FDA”) stating that as part of its ongoing review of the Company’s Biologic New Drug Application (“BLA”) for teplizumab, the FDA has identified deficiencies that preclude discussion of labeling and post-marketing requirements/commitments at this time; (ii) at an informal meeting with the Company to discuss the upcoming Advisory Committee, the FDA indicated that, based on the data it has reviewed to date, it was taking the position that the drug pharmacokinetic profiles of the two drug products evaluated in a pharmacokinetic/pharmacodynamic bridging study submitted by the Company for review by the FDA were not comparable, and additional data would be required before the FDA’s concerns could be satisfied; (iii) the FDA is willing to discuss these issues concurrently with its ongoing review and (iv) the FDA intends to continue the review of clinical data submitted in the BLA and to conduct the Advisory Committee meeting on May 27, 2021 as planned.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press Release issued by Provention Bio, Inc. on April 8, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	On April 8, 2021	Provention Bio, Inc.

		By:	/s/ Andrew Drechsler
Andrew Drechsler
Chief Financial Officer